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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A/2

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)      May 5, 2000
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                    LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
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            (Exact Name Of Registrant As Specified In Its Charter)

                            The Kingdom of Belgium
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                (State or Other Jurisdiction of Incorporation)

          0-27296                                       N/A
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   (Commission File Number)            (I.R.S. Employer Identification No.)

        52 Third Avenue, Burlington, Massachusetts                 01803
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    (Address of Principal Executive Offices in the U.S.)         (Zip Code)

                                   (781) 203-5000
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             (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.     Acquisition or Disposition of Assets.
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     On May 5, 2000, we acquired all of the outstanding capital stock of
Dictaphone Corporation ("Dictaphone") through a merger of Dictaphone into one of our wholly-owned subsidiaries. In connection with the merger we issued a total of approximately 9.4 million shares of our common stock (adjusted for our recent stock split) in exchange for all of the outstanding shares of Dictaphone common stock. We were also required to assume or refinance approximately $430 million of Dictaphone's debt and other obligations. We determined this consideration through arm's length negotiation with Dictaphone and the stockholders of Dictaphone. We will use the purchase method to account for this acquisition.

     Dictaphone is a leader in selected vertical markets in the development, manufacture, marketing, service and support of integrated voice and data management systems and software, including dictation, voice processing, voice response, unified messaging, records management, call center monitoring systems and communications recording. Dictaphone has two operating segments, System Products and Services and Contract Manufacturing. The System Products and Services segment consists of the sale and service of system-related products to dictation and voice management and communications recording system customers in selected vertical markets. The Contract Manufacturing segment consists of the manufacturing operations which provides outside electronics manufacturing services to original equipment manufacturers in the telecommunication, data management, computer and electronics industries. Except as set forth below, we intend to continue to operate the business of Dictaphone. We intend to sell Dictaphone's manufacturing business. Until such disposition, however, we intend to operate the manufacturing business as currently operated.

     The shares to be issued in the merger initially have not been registered under the Securities Act of 1933, as amended, and will be subject to restrictions on transfer as set forth in that Act and the rules and regulations of the Securities and Exchange Commission. We have granted the stockholders of Dictaphone registration rights for the shares of our common stock which they received in the merger. Stonington Capital Appreciation Fund 1994, L.P., which owned approximately 96% of the issued and outstanding Dictaphone common stock, has agreed to hold approximately 1.8 million shares of our common stock which it received in the Merger for a period of two years.

     During the two year period following the Merger, Stonington has assigned certain voting rights to all the shares it acquired in the Merger, for so long as it holds the shares, to an entity controlled by Messrs. Jo Lernout and Pol Hauspie. In addition, subject to conditions, we have agreed to nominate a designee of Stonington for election as one of our directors, and entities controlled by Messrs. Lernout and Hauspie have agreed to vote their shares to elect that nominee.

     Dresdner Bank Luxembourg S.A., Deutsche Bank N.V., Artesia Banking Corporation N.V., KBC Bank N.V. and Fortis Bank N.V., collectively, provided financing arrangements for the acquisition consisting of a $200 million short-term debt facility and a $230 million five year declining balance facility. In addition, we have obtained an ongoing $20 million revolving

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facility loan for Dictaphone. We have accessed all of the short-term facility and approximately $30 million under the declining balance facility in order to satisfy approximately $230 million in Dictaphone's debt and other obligations in connection with the closing of the merger, as well as to cover costs of the transaction. The remaining committed amount will be available to repay $200 million of Dictaphone's senior subordinated notes, should they be put to the company within 90 days of the closing by the noteholders at 101% of par, as permitted by the terms of the notes. These notes are also redeemable by Dictaphone at a declining rate beginning at 105.875% of par, commencing in August 2000.

     Prior to the transaction described above, neither Dictaphone nor the stockholders of Dictaphone had any material relationship with us or any of our affiliates, directors or officers or any associate of any such director or officer.

Item 7.    Financial Statements and Exhibits.
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(a)        Financial Statements of business acquired:

   * Audited consolidated balance sheets of Dictaphone Corporation and Subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 1999 (Incorporated herein by reference to the Annual Report on Form 10-K of Dictaphone Corporation and subsidiaries for the fiscal year ended December 31, 1999.)

(b)        Pro Forma financial information:

   **99 Unaudited pro forma condensed consolidated financial information of Lernout & Hauspie Speech Products N.V. for the year ended December 31, 1999 and the three months ended March 31, 2000 giving effect to the acquisition of Brussels Translation Group N.V. and Dictaphone Corporation.

(c)        Exhibits:

   *2 Agreement and Plan of Merger, dated as of March 7, 2000, by and among the Registrant, Dark Acquisition Corp., a Delaware corporation and a direct, wholly owned subsidiary of the Registrant and Dictaphone Corporation, a Delaware corporation (Incorporated herein by reference to the Current Report on Form 8-K of the Registrant filed on May 22,
           2000).

   *4.1 Registration Rights Agreement, dated as of May 5, 2000, by and among the Registrant, Stonington Holdings, LLC, Mellon Bank, N. A., as Trustee for the Bell Atlantic Master Trust, Merrill Lynch KECALP, L.P. 1994, John Duerden, Robert G. Schwager, Joseph Skrzypczak, Ronald Elwell, Thomas Hodge, Daniel Hart and Egon Jungheim (Incorporated herein by

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           reference to the Current Report on Form 8-K/A of the Registrant filed on May 24, 2000).

    *4.2 Stockholders' Agreement, dated as of May 5, 2000, by and among the Registrant, Stonington Holdings, LLC, LEHA, L&H Holding N.V., L&H Holding III, OLDCO N.V. and L&H Investment Company (Incorporated herein by reference to the Current Report on Form 8-K of the Registrant filed on May 22, 2000).

    *23.1 Consent of Deloitte & Touche LLP (Incorporated herein by reference to the Current Report on Form 8-K/A of the Registrant filed on May 24,
           2000).

   **99 Unaudited pro forma condensed consolidated financial information of Lernout & Hauspie Speech Products N.V. for the year ended December 31, 1999 and the three months ended March 31, 2000 giving effect to the acquisition of Brussels Translation Group N.V. and Dictaphone Corporation.
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* In accordance with Rule 12b-32 of the Securities Exchange Act of 1934, as amended, reference is made to the document previously filed with the Commission.

** Filed herewith.

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                                   SIGNATURE
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  Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             LERNOUT & HAUSPIE SPEECH
                             PRODUCTS N.V.
Dated:  June 30, 2000


                             By: /s/ Carl Dammekens
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                                Carl Dammekens, Chief Financial Officer
                                and Senior Vice President of Finance

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